UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 20, 2009
Date of Report (Date of earliest event reported)

OMNICITY CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52827	98-0512569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

720 N Range Line Road, Carmel, Indiana, USA	46032
(Address of principal executive offices)	(Zip Code)

(317) 818-0023
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment on Form 8-K/A (Amendment No. 1) amends our Current Report on Form 8-K as filed with the Securities and Exchange Commission on March 20, 2009 (the "Original 8-K"), in which Omnicity Corp. (the "Company") disclosed that it had changed its fiscal year end from June 30, 2009 to July 31, 2009. In the Original 8-K, the Company provided disclosure regarding its change in fiscal year end under Item 8.01. The purpose of this Amendment on Form 8-K/A (Amendment No. 1) is to provide such disclosure under Item 5.03 as required by Form 8-K.

ITEM 5.03. Other Events.

On March 20, 2009, the Company disclosed that it had changed its fiscal year end from June 30, 2009 to July 31, 2009 as a result of the merger with Omnicity Incorporated on February 17, 2009. Accordingly, the Registrant plans to file its Annual Report on Form 10-K for the fiscal year ended July 31, 2009 with the Commission on or before October 29, 2009. The Company's next 10-Q for the quarter ended April 30, 2009 will be filed with the Commission on or before June 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
OMNICITY CORP.
DATE: May 21, 2009	"Donald M. Prest" Donald M. Prest Chief Financial Officer, Director

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